EXHIBIT 24


                        POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the_________day of February, 1996.


_______________________
Neil G. Bluhm             President and Director


_______________________
Judd D. Malkin            Chairman and  Chief Financial Officer


_______________________
A. Lee Sacks              Director of General Partner


_______________________
Stuart C. Nathan          Executive Vice President
                          Director of General Partner


  The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995 and any and all amendments thereto, the _______ day of February, 1996.



                              ------------------------------
                               Gary Nickele



                             -------------------------------
                              Gailen J. Hull



                              ------------------------------
                              Dennis M. Quinn



                                                                  EXHIBIT 24


                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the_________day of February, 1996.



_____________________________________
H. Rigel Barber                         Chief Executive Officer


_____________________________________
Glenn E. Emig                           Chief Operating Officer


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995 and any and all amendments thereto, the_______day of February, 1996.


               ---------------------------------------------
                         Gary Nickele


               ---------------------------------------------
                         Gailen J. Hull


               ---------------------------------------------
                         Dennis M. Quinn